EXHIBIT 3.7


                           CERTIFICATE OF AMENDMENT
                     OF THE CERTIFICATE OF INCORPORATION



                        [ FILING RECEIPT APPEARS HERE ]


 N. Y. S. DEPARTMENT OF STATE
 DIVISION OF CORPORATIONS AND STATE RECORDS          ALBANY, NY 12231-0001

                                FILING RWBIPT
 ============================================================================
 ENTITY NAME: INTEGRATED PERFORMANCE SYSTEMS, INC.

 DOCUMENT TYPE: AMENDMENT (DOMESTIC BUSINESS)                 COUNTY: SUFF
                STOCK
 SERVICE COMPANY: * * NO SERVICE COMPANY * *              SERVICE CODE: 00

 ============================================================================
 FILED: 2/10/2003 DURATION: *********  CASH#:030210000569 FILM #:030210000539

 ADDRESS FOR PROCESS
 -------------------

 REGISTERED AGENT
 ----------------


    STOCK:  110000000 PV           [ STATE OF NEW YORK DEPARTMENT
                                     OF STATE SEAL APPEARS HERE ]

 ============================================================================
 FILER                                FEES        60.00    PAYMENTS    60.00
 -----                                ----                           -------
                                      FILING      60.00    CASH         0.00
 P. RONALD ALLEN                      TAX          0.00    CHECK       60.00
 INTEGRATED PBXFORMANCE SYSTEMS INC.  CERT         0.00    CHARGE       0.00
 17300 N. DALLAS PKWY STE. 2040       COPIES       0.00    DRAWDOWN     0.00
 DALLAS, TX 75248                     HANDLING     0.00    BILLED       0.00
                                                           REFUND       0.00
                                                           ------
 ============================================================================
                                                     DOS-1025 (11/89)

                           CERTIFICATE OF AMENDMENT
                     OF THE CERTIFICATE OF INCORPORATION
                   OF INTEGRATED PERFORMANCE SYSTEMS, INC.
              UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

 The undersigned, being the President and the Secretary of Integrated Performance Systems, Inc., does hereby certify and set forth:

      I. The name of the Corporation is Integrated Performance Systems, Inc. The name under which the Corporation was formed is Espo's Inc.

      II. The date its Certificate of Incorporation was filed by the Department of State is the 29th day of November, 1990

      III. The Certificate of  Incorporation is hereby  amended, pursuant  to
 Section 502(d) of the Business Corporation Law, by the addition of the following provisions fixing the number, designation, relative rights, preferences, and limitations of 50,000 shares of the 10,000,000 shares of Preferred Stock authorized by the Certificate of Incorporation, as fixed by the Board of Directors pursuant to authority vested in it by the Certificate of Incorporation, as follows:


      The Series A Preferred Stock, $0.01 par value ("Series A Preferred") is to consist of 10,000 shares, of which the rights and preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such rights and preferences shall be as follows:

      1.   Dividends.        The  holders  of Series  A  Preferred  shall  be
      entitled to receive, when and as declared by the Board of Directors out of the funds of the Corporation, legally available therefor, and the Corporation shall be bound to pay thereon, payable in cash only,from said proceeds, at the annual rate of eight percent (8%) of the Liquidation Value per annum per share of Series A Preferred, payable monthly, for the calendar year 2000, with the dividend rate increasing to ten percent (10%) for 2001, twelve percent (12%) for 2002, fourteen percent (14%) for 2003 and thereafter. Such dividends shall be paid in preference to the dividends on any other class of capital stock, or series thereof. Such dividends shall commence to accrue on the effective date of the agreement to issue the stock and shall be available to holders of record on the record date as fixed by the board of directors of the Corporation. Such dividends shall be cumulative, so that if at any time, dividends upon the outstanding Series A Preferred shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall accrue and shall bear dividends at the annual rate of twelve percent (12%) per annum and the aggregate deficiency shall be fully paid, or dividends in such amount declared and a sum sufficient for the payment thereof set apart for such payment, for all prior periods before any sum or sums shall be paid or set aside as dividends for any other class, or series thereof, of capital stock of the corporation. If the dividend on the Series A Preferred for any dividend period shall not have been paid or set apart in full, no asset which is by law available for the payment of dividends shall be paid or set aside for the purchase or redemption of any class of capital stock, or any series thereof, of the corporation.

           2. Voting Rights. The Series A Preferred shall have the right to vote on any or all matters that the holders of Common Stock are entitled to vote on. Each share of Series A Preferred shall have 1,000 votes; that is, one vote for each dollar of Liquidation Value.

           3.   Redemption.

                     a. Subject to the other provisions of this Paragraph 3 and applicable law, the corporation shall have the right, but not the obligation, to redeem the Series A Preferred at any time at a price equal to the Liquidation Value. If any such notice of redemption shall have been duly given or if the Corporation shall have granted to a bank or trust company an irrevocable written authorization promptly to give or complete such notice and pay all amounts due to holders of shares (as evidenced by a list of holders of such shares certified by the president or a vice president and by the secretary or an assistant secretary of the Corporation) called for redemption and if, on or before the redemption date specified therein, all funds necessary for such redemption (including an amount equal to the accumulated and unpaid dividends thereon to the date fixed for redemption) shall have been deposited by the Corporation with such bank or trust company designated in such notice, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit (or from and after the redemption date if such notice shall fail to state the holders of the shares called for redemption may receive their Redemption Price at any time after such deposit), all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate, except for the right of the holders of the certificates, upon surrender thereof, to receive the Redemption Price out of the funds so deposited, without interest. Any interest accrued on such funds shall be paid to the Corporation from time to time.

                     b. Any shares of Series A Preferred redeemed, purchased or otherwise acquired by the Corporation shall be deemed canceled and may thereafter be reissued as Series A Preferred or any other series of Preferred Stock at a par value set by the Board of Directors.

           4.   Foreclosure.

                     a. The Corporation assigns a secured interest and a perfected lien position on all assets of the corporation in order to secure the redemption of the Series A Preferred. This security interest is not subordinated to any other class or series of stock.

                     b. If dividends payable on the Series A Preferred shall be in default in an aggregate amount equal to three full months' dividends, the holders thereof shall have the right, to be exercised only upon the affirmative vote of the holders of the majority of the shares of Series A Preferred, to foreclose on their security interest in the assets after the notice and the notice time period legally required by the appropriate jurisdiction for the asset classification intended to be foreclosed. Proceeds remaining after the foreclosure sale and related expenses (including attorney's fees) shall be distributed to the holders of the Series A Preferred pro-rata in accordance with the number of shares held by each. After payment in full to the holders of Series A Preferred of the amount distributable to them as herein provided, the excess, if any, shall be remitted to the corporation.

           5. Conversion No holder of Series A Preferred shall have the right to convert the shares of Series A Preferred held by such holder into fully paid and nonassessable shares of Common Stock of the Corporation.

           6.   Priority in Event of Dissolution  and Liquidation or Sale  of
      Assets.

                a. Subject to the remaining provisions of this Paragraph 5, in the event of any sale of all or substantially all of the assets of the Corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise (a "Liquidating Event"), after payment or provision for payment of the debts and other liabilities of the corporation, the holders of Series A Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, an amount equal to $1,000.00 in cash, plus all accumulated but unpaid dividends (the "Liquidation Value"), for each outstanding share of Series A Preferred, before any distribution or payment shall be made to the holders of Common Stock of the corporation. Upon the occurrence of any Liquidating Event, and after payment or provisions for payment of the debts and other liabilities of the Corporation, if the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment to the holders of Series A, B, C and D Preferred of an amount equal to the Liquidation Value per share, then all the remaining assets of the Corporation shall be distributed ratably among the holders of Series A, B, C and D Preferred then outstanding according to the number of shares held by each. After payment in full to the holders of Series A Preferred of the amount distributable to them as herein provided, the holders of any other junior capital stock shall be entitled, to the exclusion of the holders of Series A Preferred, to share ratably in the remaining assets of the Corporation in accordance with their respective rights.

                b. Neither the consolidation nor merger of the corporation with or into any other corporation shall be deemed to be a sale of all or substantially all of the assets of the Corporation or a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, within the meaning of this Paragraph 5.

                c. No provision of this Paragraph 5 shall in any manner, prior to any sale of all or substantially all of the assets of the corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise create or be considered or deemed to create any restriction upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner implied from the provisions of this Paragraph 5.

           7. Shareholder's Agreement. The Series A Preferred Shareholders shall notify the Corporation of any proposed transfer of the Series A Preferred and shall give the Corporation a right of first refusal on a proposed transfer of the Series A Preferred.

                a. Notice of transfer of Series A Preferred shall be given by mailing such notice not less than twenty (20) nor more than fifty (50) days prior to the date fixed for such proposed transfer to the Corporation of shares of Series A Preferred to be so transferred, by first class mail, postage prepaid. If less than all of the outstanding Series A Preferred is to be transferred, the redemption may be made pro rata, by lot or in such other equitable manner as may be prescribed by resolution of the Board of directors.

                b. Subject to the foregoing and to the provisions contained in this Paragraph 6, the Board of directors shall have full power and authority to prescribe the terms and conditions upon which Series A Preferred shall be transferred from time to time.


      The Series B Preferred Stock, $0.01 par value ("Series B Preferred") is to consist of 10,000 shares, of which the rights and preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such rights and preferences shall be as follows:

           1. Dividends. The holders of Series B Preferred shall be entitled to receive, when and as declared by the Board of Directors out of the funds of the Corporation, legally available therefor, and the Corporation shall be bound to pay thereon, payable in cash only, from said proceeds, at the annual rate of six percent (6%) of the Liquidation Value per annum per share of Series B Preferred, payable quarterly. Such dividends shall be paid in preference to the dividends on any other class of capital stock, or series thereof except Series A Preferred. Such dividends shall commence to accrue on the effective date of the agreement to issue the stock and shall be available to holders of record on the record date as fixed by the board of directors of the Corporation. Such dividends shall be cumulative, so that if at any time, dividends upon the outstanding Series B Preferred shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall accrue and shall bear dividends at the annual rate of twelve percent (12%) per annum and the aggregate deficiency shall be fully paid, or dividends in such amount declared and a sum sufficient for the payment thereof set apart for such payment, for all prior periods before any sum or sums shall be paid or set aside as dividends for any other class, or series thereof, of capital stock of the corporation. If the dividend on the Series B Preferred for any dividend period shall not have been paid or set apart in full, no asset which is by law available for the payment of dividends shall be paid or set aside for the purchase or redemption of any class of capital stock, or any series thereof, of the corporation.

           2.   Voting Rights.   The Series B  Preferred shall  not have  the
      right to vote on any or all matters that the holders of Common Stock are entitled to vote on.

           3.   Redemption.

                a. Subject to the other provisions of this Paragraph 3 and applicable law, the corporation shall have the right, but not the obligation, to redeem the Series B Preferred at any time at a price equal to the Liquidation Value. If any such notice of redemption shall have been duly given or if the Corporation shall have granted to a bank or trust company an irrevocable written authorization promptly to give or complete such notice and pay all amounts due to holders of shares (as evidenced by a list of holders of such shares certified by the president or a vice president and by the secretary or an assistant secretary of the Corporation) called for redemption and if, on or before the redemption date specified therein, all funds necessary for such redemption (including an amount equal to the accumulated and unpaid dividends thereon to the date fixed for redemption) shall have been deposited by the Corporation with such bank or trust company designated in such notice, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit (or from and after the redemption date if such notice shall fail to state the holders of the shares called for redemption may receive their Redemption Price at any time after such deposit), all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate, except for the right of the holders of the certificates, upon surrender thereof, to receive the Redemption Price out of the funds so deposited, without interest. Any interest accrued on such funds shall be paid to the Corporation from time to time.

                b. Any shares of Series B Preferred redeemed, purchased or otherwise acquired by the Corporation shall be deemed canceled and may thereafter be reissued as Series B Preferred or any other series of Preferred Stock at a par value set by the Board of Directors.

           4. Conversion A holder of Series B Preferred shall have the right to convert the shares of Series B Preferred held by such holder into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of $3.00 per common share for a period of five years after issuance of the Series B Preferred shares to the holder. Notice of intent to convert shall be given in a form determined by the Board of Directors.

           5.   Priority in Event of Dissolution  and Liquidation or Sale  of
      Assets.

                a. Subject to the remaining provision of this Paragraph 5, in the event of any sale of all or substantially all of the assets of the Corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise (a "Liquidating Event"), after payment or provision for payment of the debts and other liabilities of the corporation, the holders of Series B Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, an amount equal to $1,000.00 in cash, plus all accumulated but unpaid dividends (the "Liquidation Value"), for each outstanding share of Series B Preferred, before any distribution or payment shall be made to the holders of Common Stock of the corporation. Upon the occurrence of any Liquidating Event, and after payment or provisions for payment of the debts and other liabilities of the Corporation, if the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment to the holders of Series A, B, C and D Preferred of an amount equal to the Liquidation Value per share, then all the remaining assets of the Corporation shall be distributed ratably among the holders of Series A, B, C and D Preferred then outstanding according to the number of shares held by each. After payment in full to the holders of Series B Preferred of the amount distributable to them as herein provided, the holders of any other junior capital stock shall be entitled, to the exclusion of the holders of Series B Preferred, to share ratably in the remaining assets of the Corporation in accordance with their respective rights.

                b. Neither the consolidation nor merger of the corporation with or into any other corporation shall be deemed to be a sale of all or substantially all of the assets of the Corporation or a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, within the meaning of this Paragraph 5.

                c. No provision of this Paragraph 5 shall in any manner, prior to any sale of all or substantially all of the assets of the corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise create or be considered or deemed to create any restriction upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner implied from the provisions of this Paragraph 5.

           6. Shareholder's Agreement. The Series B Preferred Shareholders shall notify the Corporation of any proposed transfer of the Series B Preferred and shall give the Corporation a right of first refusal on a proposed transfer of the Series B Preferred.

                a. Notice of transfer of Series B Preferred shall be given by mailing such notice not less than twenty (20) nor more than fifty (50) days prior to the date fixed for such proposed transfer to the Corporation of shares of Series B Preferred to be so transferred, by first class mail, postage prepaid. If less than all of the outstanding Series B Preferred is to be transferred, the redemption may be made pro rata, by lot or in such other equitable manner as may be prescribed by resolution of the Board of directors.

                b. Subject to the foregoing and to the provisions contained in this Paragraph 6, the Board of directors shall have full power and authority to prescribe the terms and conditions upon which Series B Preferred shall be transferred from time to time.


      The Series C Preferred Stock, $0.01 par value ("Series C Preferred") is to consist of 20,000 shares, of which the rights and preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such rights and preferences shall be as follows:

           1.   Dividends.       The holders of  Series C Preferred shall  be
      entitled to receive, when and as declared by the Board of Directors out of the funds of the Corporation, legally available therefor, and the Corporation shall be bound to pay thereon, payable in cash only, from said proceeds, at the annual rate of twelve percent (12%) of the Liquidation Value per annum per share of Series C Preferred, payable monthly. Such dividends shall be paid in preference to the holders of any other class of capital stock, or series thereon, except Series A and B Preferred. Such dividends shall commence to accrue on the effective date of the agreement to issue the stock and shall be available to holders of record on the record date as fixed by the board of directors of the Corporation. Such dividends shall be cumulative, so that if at anytime, dividends upon the outstanding Series C Preferred shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall accrue and shall bear dividends at the annual rate of twelve percent (12%) per annum and the aggregate deficiency shall be fully paid, or dividends in such amount declared and a sum sufficient for the payment thereof set apart for such payment, for all prior periods before any sum or sums shall be paid or set aside as dividends for any other class, or series thereof, of capital stock of the corporation. If the dividend on the Series C Preferred for any dividend period shall not have been paid or set apart in full, no asset which is by law available for the payment of dividends shall be paid or set aside for the purchase or redemption of any class of capital stock, or any series thereof, of the corporation.

           2. Voting Rights. The Series C Preferred shall have the right to vote on any or all matters that the holders of Common Stock are entitled to vote on. Each share of Series C Preferred shall have 1,000 votes; that is, one vote for each dollar of Liquidation Value.

           3.   Redemption.

                a. Subject to the other provisions of this Paragraph 3 and applicable law, the corporation shall have the right, but not the obligation, to redeem the Series C Preferred at any time at a price equal to the Liquidation Value. If any such notice of redemption shall have been duly given or if the Corporation shall have granted to a bank or trust company an irrevocable written authorization promptly to give or complete such notice and pay all amounts due to holders of shares (as evidenced by a list of holders of such shares certified by the president or a vice president and by the secretary or an assistant secretary of the Corporation) called for redemption and if, on or before the redemption date specified therein, all funds necessary for such redemption (including an amount equal to the accumulated and unpaid dividends thereon to the date fixed for redemption) shall have been deposited by the Corporation with such bank or trust company designated in such notice, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit (or from and after the redemption date if such notice shall fail to state the holders of the shares called for redemption may receive their Redemption Price at any time after such deposit), all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate, except for the right of the holders of the certificates, upon surrender thereof, to receive the Redemption Price out of the funds so deposited, without interest. Any interest accrued on such funds shall be paid to the Corporation from time to time.

                b. Any shares of Series C Preferred redeemed, purchased or otherwise acquired by the Corporation shall be deemed canceled and may thereafter be reissued as Series C Preferred or any other series of Preferred Stock at a par value set by the Board of Directors.

           4.   Foreclosure.

                a. The Corporation assigns a secured interest and a perfected lien position on all of the common stock and assets of Varga Investments Inc. in order to secure the redemption of the Series C Preferred. This security interest is not subordinated to any other class or series of stock.

                b. If the dividends payable on the Series C Preferred shall be in default in an aggregate amount equal to three full months' dividends, the holders thereof shall have the right, to be exercised only upon the affirmative vote of the holders of the majority of the shares of Series C Preferred, to foreclose on their security interest in the assets after the notice and the notice time period legally required by the appropriate jurisdiction for the asset classification intended to be foreclosed. Proceeds remaining after the foreclosure sale and related expenses (including attorney's fees) shall be distributed to the holders of the Series C Preferred pro-rata in accordance with the number of shares held by each. After payment in full to the holders of Series C Preferred of the amount distributable to them as herein provided, the excess, if any, shall be remitted to the corporation.

           5. Conversion No holder of Series C Preferred shall have the right to convert the shares of Series C Preferred held by such holder into fully paid and nonassessable shares of Common Stock of the Corporation.

           6.   Priority in Event of Dissolution  and Liquidation or Sale  of
      Assets.

                a. Subject to the remaining provision of this Paragraph 5, in the event of any sale of all or substantially all of the assets of the Corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise (a "Liquidating Event"), after payment or provision for payment of the debts and other liabilities of the corporation, the holders of Series C Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, an amount equal to $1,000.00 in cash, plus all accumulated but unpaid dividends (the "Liquidation Value"), for each outstanding share of Series C Preferred, before any distribution or payment shall be made to the holders of Common Stock of the corporation. Upon the occurrence of any Liquidating Event, and after payment or provisions for payment of the debts and other liabilities of the Corporation, if the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment to the holders of Series A, B, C and D Preferred of an amount equal to the Liquidation Value per share, then all the remaining assets of the Corporation shall be distributed ratably among the holders of Series A, B, C and D Preferred then outstanding according to the number of shares held by each. After payment in full to the holders of Series C Preferred of the amount distributable to them as herein provided, the holders of any other junior capital stock shall be entitled, to the exclusion of the holders of Series C Preferred, to share ratably in the remaining assets of the Corporation in accordance with their respective rights.

                b. Neither the consolidation nor merger of the corporation with or into any other corporation shall be deemed to be a sale of all or substantially all of the assets of the Corporation or a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, within the meaning of this Paragraph 5.

                c. No provision of this Paragraph 5 shall in any manner, prior to any sale of all or substantially all of the assets of the corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise create or be considered or deemed to create any restriction upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner implied from the provisions of this Paragraph 5.

           7. Shareholder's Agreement. The Series C Preferred Shareholders shall notify the Corporation of any proposed transfer of the Series C Preferred and shall give the Corporation a right of first refusal on a proposed transfer of the Series C Preferred.

                a. Notice of transfer of Series C Preferred shall be given by mailing such notice not less than twenty (20) nor more than fifty (50) days prior to the date fixed for such proposed transfer to the Corporation of shares of Series C Preferred to be so transferred, by first class mail, postage prepaid. If less than all of the outstanding Series C Preferred is to be transferred, the redemption may be made pro rata, by lot or in such other equitable manner as may be prescribed by resolution of the Board of directors.

                b. Subject to the foregoing and to the provisions contained in this Paragraph 6, the Board of directors shall have full power and authority to prescribe the terms and conditions upon which Series C Preferred shall be transferred from time to time.


      The Series D Preferred Stock, $0.01 par value ("Series D Preferred") is to consist of 10,000 shares, of which the rights and preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such rights and preferences shall be as follows:

           1. Dividends. The holders of Series D Preferred shall be entitled to receive, when and as declared by the Board of Directors out of the funds of the Corporation, legally available therefor, and the Corporation shall be bound to pay thereon, payable in cash only, from said proceeds, at the annual rate of four percent (4%) of the
      Liquidation Value per annum per share of Series D Preferred, payable quarterly. Such dividends shall be paid in preference to the holders of any class of common stock. Such dividends shall commence to accrue on the effective date of the agreement to issue the stock and shall be available to holders of record on the record date as fixed by the board of directors of the Corporation. Such dividends shall be cumulative, so that if at anytime, dividends upon the outstanding Series D Preferred shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall accrue and shall bear dividends at the annual rate of four percent (4%) per annum and the aggregate deficiency shall be fully paid, or dividends in such amount declared and a sum sufficient for the payment thereof set apart for such payment, for all prior periods before any sum or sums shall be paid or set aside as dividends for any other class, or series thereof, of capital stock of the corporation. If the dividend on the Series D Preferred for any dividend period shall not have been paid or set apart in full, no asset which is by law available for the payment of dividends shall be paid or set aside for the purchase or redemption of any class of capital stock, or any series thereof, of the corporation.

           2.   Voting Rights.   The Series D  Preferred shall  not have  the
      right to vote on any or all matters that the holders of Common Stock are entitled to vote on.

           3.   Redemption.

                a. Subject to the other provisions of this Paragraph 3 and applicable law, the corporation shall have the right, but not the obligation, to redeem the Series D Preferred at any time after five years from the effective date of the agreement to issue the stock at a price equal to the Liquidation Value. If any such notice of redemption shall have been duly given or if the Corporation shall have granted to a bank or trust company an irrevocable written authorization promptly to give or complete such notice and pay all amounts due to holders of shares (as evidenced by a list of holders of such shares certified by the president or a vice president and by the secretary or an assistant secretary of the Corporation) called for redemption and if, on or before the redemption date specified therein, all funds necessary for such redemption (including an amount equal to the accumulated and unpaid dividends thereon to the date fixed for redemption) shall have been deposited by the Corporation with such bank or trust company designated in such notice, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit (or from and after the redemption date if such notice shall fail to state the holders of the shares called for redemption may receive their Redemption Price at any time after such deposit), all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate, except for the right of the holders of the certificates, upon surrender thereof, to receive the Redemption Price out of the funds so deposited, without interest. Any interest accrued on such funds shall be paid to the Corporation from time to time.

                b. In the event that the Corporation or its Shareholders enter into a sale of more than eighty percent of the common stock of the Corporation to an unrelated party buyer, then a holder of Series D Preferred may require the Corporation to redeem the Series D Preferred in cash at the Liquidation Value upon giving notice in the form specified by the Board of Directors.

                 c. Any shares of Series D Preferred redeemed, purchased or otherwise acquired by the Corporation shall be deemed canceled and may thereafter be reissued as Series D Preferred or any other series of Preferred Stock at a par value set by the Board of Directors.

           4. Conversion A holder of Series D Preferred shall have the right to convert the Liquidation Value of the shares of Series D Preferred held by such Holder into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of $3.00 per common share for a period of five years after issuance of the Series D Preferred shares to the holder. Notice of intent to convert shall be given in a form determined by the Board of Directors.

           5.   Priority in Event of Dissolution  and Liquidation or Sale  of
      Assets.

                a. Subject to the remaining provisions of this Paragraph 5, in the event of any sale of all or substantially all of the assets of the Corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise (a "Liquidating Event"), after payment or provision for payment of the debts and other liabilities of the corporation, the holders of Series D Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, an amount equal to $2,000.00 in cash, plus all accumulated but unpaid dividends (the "Liquidation Value"), for each outstanding share of Series D Preferred, before any distribution or payment shall be made to the holders of Common Stock of the corporation. Upon the occurrence of any Liquidating Event, and after payment or provisions for payment of the debts and other liabilities of the Corporation, if the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment to the holders of Series D Preferred of an amount equal to the Liquidation Value per share, then all the remaining assets of the Corporation shall be distributed ratably among the holders of Series A, B, C, and D Preferred then outstanding according to the number of shares held by each. After payment in full to the holders of Series D Preferred of the amount distributable to them as herein provided, the holders of any other junior capital stock shall be entitled, to the exclusion of the holders of Series D Preferred, to share ratably in the remaining assets of the Corporation in accordance with their respective rights.

                b. Neither the consolidation nor merger of the corporation with or into any other corporation shall be deemed to be a sale of all or substantially all of the assets of the Corporation or a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, within the meaning of this Paragraph 5.

                c. No provision of this Paragraph 5 shall in any manner, prior to any sale of all or substantially all of the assets of the corporation or any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise create or be considered or deemed to create any restriction upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner implied from the provisions of this Paragraph 5.

           6. Shareholder's Agreement. The Series D Preferred Shareholders shall notify the Corporation of any proposed transfer of the Series D Preferred and shall give the Corporation a right of first refusal on a proposed transfer of the Series D Preferred.

                a. Notice of transfer of Series D Preferred shall be given by mailing such notice not less than twenty (20) nor more than fifty (50) days prior to the date fixed for such proposed transfer to the Corporation of shares of Series D Preferred to be so transferred, by first class mail, postage prepaid. If less than all of the outstanding Series D Preferred is to be transferred, the redemption may be made pro rata, by lot or in such other equitable manner as may be prescribed by resolution of the Board of Directors.

                b. Subject to the foregoing and to the provisions contained in this Paragraph 6, the Board of directors shall have full power and authority to prescribe the terms and conditions upon which Series D Preferred shall be transferred from time to time.

      IV. This Amendment to the Certificate of Incorporation was authorized by Unanimous Consent of the Board of Directors dated January 29, 2003.

 IN WITNESS WHEREOF the undersigned has executed and signed this certificate this 29 day of January, 2003.

                                    D. Ronald Allen, Chairman of the Board


                                    D. Ronald Allen, Secretary